Goodwill	12 Months Ended
Mar. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
12.	Goodwill
The changes in the carrying amount of goodwill for the years ended March 31, 2022 and 2023 were as follows:

Total
RMB
Balance as of March 31, 2021
Goodwill	40,184
Accumulated impairment loss	—

40,184

Transaction during the year
Addition (Note 3)	500

Balance as of March 31, 2022
Goodwill	40,684
Accumulated impairment loss	—

40,684

Transaction during the year
Impairment	(40,684)

Balance as of March 31, 2023
Goodwill	40,684
Accumulated impairment loss	(40,684)

—

In the second half of fiscal year 2023, the Covid-19 resurgence in certain areas of China and the market downturn impact on our operations caused a triggering event for possible impairment of goodwill. Together with other indicators such as history of net losses and low market capitalization of us, as a result, management concluded the existence of the impairment indicator which required the Company to perform a quantitative goodwill impairment test as of March 31, 2023. Since there is only one reporting unit in the Company, management used the market capitalization to determine the reporting unit’s fair value. Based on quantitative goodwill impairment test, the fair value of the reporting unit was RMB119.8 million (US$17.4 million), which was lower than the carrying value of our net assets of RMB213.0 million (US$31.0 million) as of March 31, 2023, hence a full impairment charge of RMB40.7 million (US$5.9 million) was recognized during the year ended March 31, 2023.